UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 19, 1999
                Date of Report (Date of earliest event reported)


                     MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)



        TENNESSEE                     1-12762               62-1543819
        ---------                     -------               ----------
 (State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                       Identification Number)




                          6584 POPLAR AVENUE, SUITE 340
                            MEMPHIS, TENNESSEE 38138
                    (Address of principal executive offices)



                                 (901) 682-6600
               Registrant's telephone number, including area code



             (Former name or address, if changed since last report)

Item 5.  Other events.
----------------------
Following notification of the New York Stock Exchange, the following press release was announced on November 19, 1999:


Memphis, November 19, 1999. Mid-America Apartment Communities (NYSE:MAA) today announced that its Board of Directors has increased its common stock repurchase authorization to 4 million shares. The Company has repurchased 684,000 shares of its prior 1 million share authorization.

The Company also announced that it has closed a $195 million secured 5-year credit facility with Fannie Mae. MAC has drawn an initial $113 million on the facility, and anticipates making additional draws as its funding needs require. The initial funding was used to pay down its line of credit and also to prepay $12 million of maturing mortgages.

The Company also announced that it has renewed its line of credit with a group of banks led by AmSouth Bank. Because of the Fannie Mae credit facility MAC has reduced this line from $200 million to $150 million.

Simon Wadsworth, CFO, said "these two financings facilitate the continuation of our share repurchase program and provide for the completion of our $120 million development pipeline. The expense savings are substantial and have already been incorporated into our forecasts for next year".


For further details, please refer to our website at www.maac.net or contact Michelle Sargent at (901) 682-6668, ext. 105. 6584 Poplar Ave., suite 340, Memphis, TN 38138.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated acquisition and development of apartment units, divesting and joint venture transactions, and anticipated opportunities to improve occupancy and rental rates for apartment units. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors, increases in interest rates and the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc. with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:    11/19/1999                                 /s/ Simon R.C. Wadsworth
         ----------                                 ------------------------

                                                        Simon R.C. Wadsworth
                                                        Executive Vice President
                                                       (Principal Financial and
                                                        Accounting Officer)